EXHIBIT 99.1

                                                              ASHLAND INC.
                                                   OPERATING AND NET INCOME SUMMARY*
                                            (In millions except per share data - unaudited)

                                                             Operating Income
                           --------------------------------------------------------------------------------
                                                                                                                Income
                                                    Ashland                                                      from
                                       Ashland     Specialty              Refining &   Unallocated             Continuing     Net
                            APAC    Distribution   Chemical   Valvoline   Marketing     and other   Total      Operations   Income
                           --------------------------------------------------------------------------------------------------------
FISCAL 2001
Quarter ended 12/31/00     $  11      $   6          $  6      $  6        $  109       $  (2)       $  136    $   54       $   59
Quarter ended 3/31/01        (41)        10             2        13            96          (1)           79        21           46
Quarter ended 6/30/01         33          8             9        16           302          (2)          366       195          197
Quarter ended 9/30/01         40         (7)           (4)       23           201          (2)          251       120          116
                          -------    --------       -------   -------     ---------    --------     --------- ---------    ---------
Year ended 9/30/01         $  42      $  17          $ 12      $ 58        $  707       $  (5)       $  831    $  390       $  417
                          =======    ========       =======   =======     =========    ========     ========= =========    =========
FISCAL 2002
Quarter ended 12/31/01 (a) $  33      $   5          $ 10      $  7        $   45       $  (4)       $   96    $   37       $   27
Quarter ended 3/31/02 (b)    (16)        (7)           11        12             -          (3)           (3)      (23)         (21)
Quarter ended 6/30/02         39         (2)           14        20            66          (5)          132        61           65
Quarter ended 9/30/02         55        (12)           12        17            33          (9)           96        41           47
                          -------    --------       -------   -------     ---------    --------     --------- ---------    ---------
Year ended 9/30/02         $ 111      $ (15)         $ 46      $ 56        $  143       $ (20)          321    $  115       $  117
                          =======    ========       =======   =======     =========    ========     ========= =========    =========
FISCAL 2003
Quarter ended 12/31/02     $  (4)     $   3          $  5      $  7        $   24       $  (3)       $   32    $   (1)      $  (92)
Quarter ended 3/31/03        (59)         3             1        14            21          (4)          (24)      (37)         (39)
Quarter ended 6/30/03         15          9            (2)       20           100          (4)          138        71           70
Quarter ended 9/30/03        (10)        (3)           (2)       20           118          (4)          119        61          137
                          -------    --------       -------   -------     ---------    --------     ---------  --------    ---------
Year ended 9/30/03         $ (57)     $  12          $  2      $ 61        $  263       $ (15)       $  266    $   94       $   75
                          =======    ========       =======   =======     =========    ========     ========= =========    =========
FISCAL 2004
Quarter ended 12/31/03     $  28      $   9          $ 17      $ 15        $   26       $  (3)       $   92    $   39       $   34
Quarter ended 3/31/04        (36)        15            13        20             2          (4)           10       (11)         (16)
Quarter ended 6/30/04         39         17            13        22           205          (4)          292       167          161
Quarter ended 9/30/04         64         14            12        20           151           7           268       203          200
                          -------    --------       -------   -------     ---------    --------     --------- ---------    ---------
Year ended 9/30/04         $  94      $  56          $ 56      $ 77        $  383       $  (4)       $  662    $  398       $  378
                          =======    ========       =======   =======     =========    ========     ========= =========    =========
FISCAL 2005
Quarter ended 12/31/04     $   4      $  20          $ 16      $ 13        $  136       $  (9)       $  180    $   94       $   94
Quarter ended 3/31/05        (51)        29            31        17            61          (1)           86        33           33
Quarter ended 6/30/05 (c)     41         31            35        19           290          (6)          410     1,767        1,767
Quarter ended 9/30/05         36         19            17        10             -         (12)           70       112          111
                          -------    --------       -------   -------     ---------    --------     --------- ---------    ---------
Year ended 9/30/05         $  30      $  99          $ 99      $ 59        $  486       $ (27)       $  746    $2,005       $2,004
                          =======    ========       =======   =======     =========    ========     ========= =========    =========
FISCAL 2006
Quarter ended 12/31/05     $  39      $  34          $ 27      $  1        $    -       $  (6)       $   95    $   67       $   66
Quarter ended 3/31/06                                                                                     -
Quarter ended 6/30/06                                                                                     -
Quarter ended 9/30/06                                                                                     -
                          -------    --------       -------   -------     ---------    --------     --------- ---------    ---------
Year-to-date 12/31/05      $  39      $  34          $ 27      $  1        $    -       $  (6)       $   95    $   67       $   66
                          =======    ========       =======   =======     =========    ========     ========= ========     =========

* Quarterly amounts do not necessarily add to annual amounts due to rounding.
---------------
(a) Includes Ashland's share of a charge ($29 million pretax, $18 million after tax, $.26 per share) for adjustments to MAP's IMV reserve.
(b) Includes Ashland's share of income ($29 million pretax, $18 million after tax, $.25 per share) from adjustments to MAP's IMV reserve.
(c) Includes a net gain of $1,536 million, or $20.56 per share, from the MAP Transaction and the repayment of most of Ashland's debt with the proceeds.

                                                           ASHLAND INC.
                                                OPERATING AND NET INCOME SUMMARY*
                                        (In millions except per share data - unaudited)


                                                        Diluted EPS
                            -----------------------------------------------------------------
                                     Continuing                            Net
                                     Operations                           Income
                            -----------------------------------------------------------------
                               Quarter          YTD              Quarter            YTD
                            -----------------------------------------------------------------
FISCAL 2001
Quarter ended 12/31/00       $   0.77        $      0.77        $     0.84        $    0.84
Quarter ended 3/31/01            0.30               1.07              0.66             1.49
Quarter ended 6/30/01            2.76               3.83              2.79             4.28
Quarter ended 9/30/01            1.71               5.54              1.64             5.93
Year ended 9/30/01                  -               5.54                 -             5.93

FISCAL 2002
Quarter ended 12/31/01 (a)   $   0.52        $      0.52        $     0.38        $    0.38
Quarter ended 3/31/02 (b)       (0.33)              0.19             (0.31)            0.08
Quarter ended 6/30/02            0.87               1.06              0.93             1.00
Quarter ended 9/30/02            0.59               1.64              0.68             1.67
Year ended 9/30/02                  -               1.64                 -             1.67

FISCAL 2003
Quarter ended 12/31/02       $  (0.02)       $     (0.02)       $    (1.35)       $   (1.35)
Quarter ended 3/31/03           (0.54)             (0.56)            (0.57)           (1.91)
Quarter ended 6/30/03            1.03               0.48              1.01            (0.89)
Quarter ended 9/30/03            0.89               1.37              1.99             1.10
Year ended 9/30/03                  -               1.37                 -             1.10

FISCAL 2004
Quarter ended 12/31/03       $   0.56        $      0.56        $     0.49        $    0.49
Quarter ended 3/31/04           (0.16)              0.39             (0.23)            0.25
Quarter ended 6/30/04            2.35               2.75              2.26             2.53
Quarter ended 9/30/04            2.81               5.59              2.76             5.31
Year ended 9/30/04                  -               5.59                 -             5.31

FISCAL 2005
Quarter ended 12/31/04       $   1.28        $      1.28        $     1.28        $    1.28
Quarter ended 3/31/05            0.44               1.72              0.44             1.72
Quarter ended 6/30/05 (c)       23.65              25.48             23.65            25.48
Quarter ended 9/30/05            1.49              26.86              1.48            26.85
Year ended 9/30/05                  -              26.86                 -            26.85

FISCAL 2006
Quarter ended 12/31/05       $   0.91        $      0.91        $     0.91        $    0.91
Quarter ended 3/31/06
Quarter ended 6/30/06
Quarter ended 9/30/06
Year-to-date 12/31/05               -               0.91                 -             0.91

* Quarterly amounts do not necessarily add to annual amounts due to rounding.
---------------
(a) Includes Ashland's share of a charge ($29 million pretax, $18 million after tax, $.26 per share) for adjustments to MAP's IMV reserve.
(b) Includes Ashland's share of income ($29 million pretax, $18 million after tax, $.25 per share) from adjustments to MAP's IMV reserve.
(c) Includes a net gain of $1,536 million, or $20.56 per share, from the MAP Transaction and the repayment of most of Ashland's debt with the proceeds.